                   AMERICAN GENERAL SERIES PORTFOLIO COMPANY

                      SUPPLEMENT ISSUED NOVEMBER 24, 1998
             TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                             DATED OCTOBER 1, 1998

     The following individuals were recently elected by the shareholders to serve as directors of the Company:

Dr. Judith L. Craven                    Physician, Administrator; President, United Way of Texas
3212 Ewing Street                       Gulf Coast (1992-1998); Director, A.H. Belo Corporation
Houston, Texas 77004                    (1993-Present); Director, Sysco Corporation (1996-Present);
Date of Birth: 10/06/45                 Director, Sisters of Charity of the Incarnate Word
                                        (1996-Present).

Dr. Timothy J. Ebner                    Professor, Departments of Neurosurgery and Physiology,
17994 NW Union Street                   University of Minnesota (1991-Present). Formerly, Consultant
Elk River, Minnesota 55330              EMPI Inc. (1994-1995) and Medtronic Inc. (1997-1998).
Date of Birth: 07/15/49

Judge Gustavo E. Gonzales, Jr.          Municipal Court Judge, Dallas, Texas; Director, Downtown
8320 Coolgreen Drive                    Dallas YMCA Board (1996-Present); Director, Dallas Easter
Dallas, Texas 75228                     Seals Society (1997-Present).
Date of Birth: 07/27/40

Dr. John E. Maupin, Jr.                 President, Meharry Medical College, Nashville, Tennessee;
2 Morningside Court                     Nashville Advisory Board Member, First American National
Nashville, Tennessee 37215              Bank (1996- Present); Director, Monarch Dental Corporation
Date of Birth: 10/28/46                 (1997-Present). Formerly, Executive Vice President,
                                        Morehouse School of Medicine, Atlanta, Georgia (1989-1994).

For the Social Awareness Fund only:

     Effective immediately, Maruti D. More has assumed responsibility for the portfolio management of the Social Awareness Fund. Mr. More has been Vice President -- Investments of American General Series Portfolio Company since July 1998. Since April 1998, Mr. More serves as Vice President of The Variable Annuity Life Insurance Company and American General Investment Management, L.P. From 1993 to 1995, Mr. More was Managing Director, Marketable Securities at Paul Revere Investment Management Corporation.

For the Capital Conservation Fund only:

     Effective immediately, Craig A. Mitchell has assumed responsibility for the portfolio management of the Capital Conservation Fund. Mr. Mitchell has been Vice President and Senior Portfolio Manager of American General Investment Management, L.P. since April 1998. Mr. Mitchell joined American General Corporation in May 1995. From July 1992 to April 1995, Mr. Mitchell served as Assistant Portfolio Manager and, subsequently, Portfolio Manager at Providian Corporation.

For the Money Market Fund only:

     The Board of Directors recently approved an amendment to the Money Market Fund's non-fundamental investment restriction relating to maturity standards of investments to include securities subject to demand features. The section in the Prospectus entitled "Types of Investments" is supplemented as follows:

VARIABLE RATE DEMAND NOTES

     Variable rate demand notes ("VRDNs") are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The Money Market Fund may invest in participation VRDNs, which provides the Fund with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchase of VRDNs will meet applicable diversification and concentration requirements, and the conditions established by the SEC under which such securities may be considered to have remaining maturities of 397 days or less.

VA 9017-B VER 11/98